CONSULTING AGREEMENT

     This   Consulting   Agreement   ("Agreement")   is  made  effective  as  of
___________,  2004 by and between Global Axcess Corp. (the "Company"),  and Bill
H. Bailey, Jr. ("Consultant").

                                    Recitals

     1. Effective simultaneously with this Agreement, the Company purchased from The Bailey Group and related affiliates substantially all of the assets of ATM Network Services, Inc. d/b/a The Bailey Group ("TBG") being utilized to conduct the business of operation and sales of automated teller machines and point of sale devices, and processing financial services transactions and related business ("Business") for aggregate consideration of the value of approximately seven million ($7,000,000) dollars under an appropriate Asset Purchase Agreement.

     2. Consultant was the controlling owner of The Bailey Group at the time of its sale of the above assets to the Company and received substantial benefits from such sale.

     3. As an important part of the Company's strategy to operate and further develop the Business, the Company desires to contract for the exclusive services of Consultant to assist the Company in the conduct of the Business, as well as in the conduct of its other businesses, and Consultant is desirous of providing such exclusive services, in accordance with the terms of this Agreement.

                              Terms and Conditions

     NOW, THEREFORE, in consideration for the undertakings, promises, terms, conditions and other good and valuable consideration as set forth herein, the parties hereto agree as follows:

     1. Engagement of Consultant. The Company hereby engages Consultant, and Consultant hereby accepts such engagement, to perform consulting services exclusively for the Company in accordance with the terms and conditions contained herein. The parties acknowledge and agree that the term "Company" as used herein shall include all affiliated companies of Global Axcess Corp., which means companies controlling, controlled by, or under common control with, Global Axcess Corp.

     2. Duties of Consultant. Consultant shall be a business development advisor to the Company exclusively during the term hereof and shall not perform any business services for any other party relating to automated teller machines and point of sale devices. In his capacity as an exclusive advisor to the Company, he shall:

          (a) Generally, assist the Company with a smooth and successful transition of the Business from The Bailey Group to the Company;

          (b) Assist the Company with a smooth and successful transition of The Bailey Group customers to the Company including maintaining continuous relationships with customers and promoting positive customer perceptions regarding the transition to the Company;

          (c) Assist the Company in the expansion of sites and services with existing customers associated with The Bailey Group assets and Business purchased by the Company; and

          (d) Assist the Company in developing new business opportunities, relationships and customers for the Company.

          (e) Assist the Company in developing new business opportunities and relationships with potential customers that Consultant was and is in the process of discussing and negotiating with prior to, and at the time of, the Asset Purchase Agreement between the Company and TBG dated ____________________, 2004 including Speedy Stop and Town & Country Food Stores.

     3. Cooperation with Company Officers. Consultant shall maintain regular communication with the Company's officers and coordinate with the Company's officers with respect to his activities pursuant to this Agreement.

     4. Obligations of Company to Assist Consultant. To coordinate with and assist Consultant in performing services hereunder, the Company shall assist Consultant in the gathering of information and knowledge regarding the Company and its operations to assist the Consultant in:

          (a) Transitioning The Bailey Group's operations into the Company's operations;

          (b) Introducing the Company and its affiliates to customers and creating and maintaining a positive perception by customers;

          (c) Expanding the products and services being provided to existing company customers; and

          (d) Developing new customers for the Company.

     5. Compensation of Consultant.

          (a) As payment for Consultant's services hereunder, the Company shall execute and deliver to Consultant simultaneously with the effectiveness of this Agreement the Company's Promissory Note ("Note") payable to Consultant in the amount of $150,000 in the form of Exhibit A hereto.

          (b) Payment of the Note shall be secured by a security interest in certain equipment purchased by the Company from ATM Network Services, Inc. as identified in the form of the Security Agreement set forth in Exhibit B hereto, which Security Agreement shall grant the security interest contemplated by this
Section 5(b).

          (c) The parties acknowledge that they have also entered into a Confidentiality and Protection of Business Agreement simultaneously with this Agreement under which Consultant has agreed to certain confidentiality requirements and certain restrictions on his business activities to protect the business of the Company. The parties hereby agree that if Consultant breaches the above Confidentiality and Business Protection Agreement prior to the date the Note is paid in full, then the unpaid balance of principle on the Note shall immediately become null and void and be automatically cancelled, and no further payments of unpaid principal or unpaid interest shall be owed or paid thereunder.

     6. Expense Reimbursement. As part of the Company's consulting compensation to Consultant, the Company shall reimburse Consultant for the following reasonable business expenses: service for one (1) cell phone, service for one
(1) home office phone, service for one (1) facsimile equipment,  service for one
(1) internet connection, reasonable travel and entertainment expenses, auto mileage reimbursement under IRS guidelines, and office supplies. Reimbursement payments shall be made within thirty (30) days of the presentation to the Company by the Consultant of a written reimbursement request together with receipts or other documents reasonably requested by the Company to be submitted monthly using the form set forth in Exhibit C hereto, with all appropriate receipts attached.

     7. Term and Termination.

          (a) The term of this Agreement shall be for a period of three (3) years from the effective date hereof, subject to termination as provided below.

          (b) This Agreement may not be terminated during its term except that the Company may terminate it "For Cause", as defined below, by written notice to the Consultant clearly explaining the basis of the "For Cause" assertion.

          (c) "For Cause" shall mean:

               (i) Conviction of, or a plea of guilty or "nolo contendere", by the party to (A) any felony, or (B) any misdemeanor reflecting upon the other party's honesty or truthfulness;

               (ii) Consultant has breached or negligently performed his/its duties and obligations under this Agreement and such breach or negligence is not corrected within ten (10) days after written notification;

               (iii) Conduct by Consultant, either in connection with duties under this Agreement or otherwise, which is reasonably recognized as fraudulent conduct;

               (iv) Material breach of any policy, rule or regulation of the Company and such breach is not corrected within ten (10) days after written notification;

               (v) Consultant has failed to perform his duties to the Company as provided for in this Agreement in a satisfactory manner, and, if such failure is subject to cure, which failure is not cured within thirty (30) days after written notice specifying the nature of such failure is delivered to Consultant; and/or

          (d) In the event of a termination of Consultant "For Cause", Consultant shall be paid by Company only the accrued interest due and payable under the Note up to the time of termination, and the Note shall otherwise be null and void and cancelled. In addition except as set forth in section 5(c) hereof, the Company shall pay Consultant a pro-rata portion of the principal of the Note based on the number of days of the term prior to such termination as a fraction of the total number of days and no further payments due thereunder.

     8. Independent Contractor. The parties acknowledge and agree that Consultant is an independent contractor and not an agent or employee of the Company. As a consequence, Consultant shall determine the timing, methods and techniques that in his opinion will best accomplish the performance of his consulting services, subject to coordination with the Company as contemplated by this Agreement and provided that such timing, methods and techniques shall be in accordance with good and reputable business practices. Consultant acknowledges and agrees that he shall be solely responsible for the determination and payment of any federal or state income taxes or other obligations and expenses of his consulting business, and he shall properly comply with the requirements of all applicable tax laws.

     9. General.

          (a) This Agreement and the associated Note and Security Agreement mentioned herein constitute the entire agreement between the parties relative to the subject matter hereof, and this Agreement supersedes any and all prior agreements and understandings between the parties.

          (b) This Agreement is personal to Consultant, and he shall not assign any of his rights or delegate any of his duties hereunder without the prior written consent of the Company. Consultant shall not commute, encumber or otherwise dispose of any prospective payments pursuant to the terms of this Agreement. The Company shall not assign any of its rights or delegate any of its duties hereunder without the prior written consent of Consultant.

          (c) This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and permitted assigns.

          (d) This Agreement can only be amended and modified in writing, properly signed and delivered by the parties. This provision is specifically intended to render invalid and void any alleged amendment or modification of this Agreement based on an alleged oral agreement, usage of trade, course of performance, or course of dealing not set forth in writing and signed by the parties.

          (e) If a court of competent jurisdiction determines that a clause, sentence, subparagraph, or section of this Agreement is invalid, illegal, or unenforceable, the offending provisions will be severed from this Agreement, and the remainder of the Agreement will remain in full force and effect, unaffected by the severance of the offending provision, and will be construed and enforced as if the offending provision had never comprised a part of this Agreement.

          (f) No failure on the part of any party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver of such right, nor shall any single or partial exercise of any such right or remedy by such party preclude any other further exercise thereof or the exercise of any other right or remedy.

          (g) All rights and remedies hereunder are cumulative and are in addition to all other rights and remedies provided by law, agreement or otherwise.

          (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          (i) Each party represents that it has reviewed this Agreement with legal counsel and received any desired legal advice. This Agreement shall not be construed or interpreted against any party on the basis that such party drafted or authored a particular provision of, or the entirety of, this Agreement.

          (j) This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties agree that jurisdiction and venue for any litigation under this Agreement may only be in a state or federal court in St. John's County, Florida. Each of the parties hereto expressly consents to the jurisdiction of such courts and hereby waives any defense to the venue of the aforementioned courts, including without limitation, any claim of an inconvenient form.

          (k) All notices, requests, demands and other communications required by or permitted under this Agreement shall be in writing and shall be delivered by hand, by courier services, or sent by registered or certified mail, postage prepaid, to the parties at their respective addresses set forth below the signature of such party below, or at such other address as such party may designate by written communication to the other party. Notice shall be effective upon delivery to the address for notice pursuant to the above. Each party may change its address for notice by written notice to the other party in compliance with this section.

EXECUTED effective ______________, 2004.



CONSULTANT:                                COMPANY:

-------------------------------------      By:----------------------------------

          (Signature)                                       (Signature)

Print Name and Address:                    Name and Title:


-------------------------------------      -------------------------------------

-------------------------------------      Address for Notice:

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

                                           -------------------------------------

                                    EXHBIT C

Global Axcess Corp                                  Company:  ___  NMS                 ___ ATC                       Expense Report
224 Ponte Vedra Park Drive                                    ___  GLXS                ___ ATC-SA
Ponte Vedra Beach, FL 32082                                   ___  EFTI                ___ EP&T
(904) 280-8500


------------------------------------------------------------------------------------------------------------------------------------
 Employee:                                                                                            Dates Covered:
          Name:-----------------------------            Position:----------------------              From:-------------------

    Department:-----------------------------            Manager: ----------------------              To:---------------------


------------------------------------------------------------------------------------------------------------------------------------
Date   Account #    Description              Hotel         Transport       Fuel      Meals    Phone       Entertain  Other    Total
------------------------------------------------------------------------------------------------------------------------------------
                  # of miles (from mileage
                  log)   -

                  mileage reimbursement
                  (automatically calcs)                           -





                                                -                 -           -        -         -                -       -
                                            ----------------------------------------------------------------------------------------

                                                                                                      Sub-total           -

                                                                                                      Travel Advances     -

                                                                                                      TOTAL DUE           -

---------------------                                         ------------------------------------------------------
     Approved By:                                             Notes:

                                                              Current Mileage reimbursement rate is $0.3650 per mile


---------------------                                         ------------------------------------------------------

                                        6